Penn Capital Special Situations Small Cap Equity Fund
Schedule of Investments	September 30, 2020 (Unaudited)

Common Stocks: 91.1%	Shares	Value
Aerospace & Defense: 2.1%
Aerojet Rocketdyne Holdings, Inc. (a)	2,170	$86,561
Spirit AeroSystems Holdings, Inc. - Class A	4,515	85,379
		171,940
Air Freight & Logistics: 1.8%
XPO Logistics, Inc. (a)	1,701	144,007

Auto Components: 1.8%
American Axle & Manufacturing Holdings, Inc. (a)	25,609	147,764

Banks: 6.2%
Ameris Bancorp	5,402	123,057
BankUnited, Inc.	4,388	96,141
FB Financial Corp.	4,313	108,343
South State Corp.	1,548	74,536
Western Alliance Bancorp	3,516	111,176
		513,253
Biotechnology: 2.3%
Exelixis, Inc. (a)	3,367	82,323
Halozyme Therapeutics, Inc. (a)	4,060	106,697
		189,020
Chemicals: 4.4%
Axalta Coating Systems Ltd. (a)	3,868	85,754
Huntsman Corp.	5,013	111,339
Tronox Holdings PLC - Class A	10,992	86,507
WR Grace & Co.	2,032	81,869
		365,469
Commercial Services & Supplies: 1.0%
Brinks Co.	1,910	78,482

Consumer Finance: 0.9%
LendingTree, Inc. (a)	254	77,950

Containers & Packaging: 1.1%
O-I Glass, Inc.	8,662	91,730

Diversified Telecommunication Services: 1.2%
Bandwidth, Inc. - Class A (a)	582	101,600

Electronic Equipment, Instruments & Components: 1.2%
MTS Systems Corp.	5,149	98,397

Energy Equipment & Services: 1.0%
ChampionX Corp. (a)	9,938	79,405

Food & Staples Retailing: 2.7%
BJ's Wholesale Club Holdings, Inc. (a)	2,593	107,739
Performance Food Group Co. (a)	3,378	116,946
		224,685
Gas Utilities: 0.8%
National Fuel Gas Co.	1,624	65,918

Health Care Equipment & Supplies: 6.2%
Alphatec Holdings, Inc. (a)	25,398	168,642
CONMED Corp.	1,536	120,837
CryoLife, Inc. (a)	3,217	59,418
GenMark Diagnostics, Inc. (a)	4,964	70,489
Oxford Immunotec Global PLC (a)	7,654	89,552
		508,938
Health Care Providers & Services: 3.4%
Option Care Health, Inc. (a)	11,902	159,130
R1 RCM, Inc. (a)	6,814	116,860
		275,990
Hotels, Restaurants & Leisure: 11.2%
Boyd Gaming Corp.	4,411	135,374
Caesars Entertainment, Inc. (a)	2,696	151,138
Golden Entertainment, Inc. (a)	10,987	151,950
Marriott Vacations Worldwide Corp.	1,024	92,989
Papa John's International, Inc.	770	63,356
Planet Fitness, Inc. - Class A (a)	2,062	127,060
Scientific Games Corp. (a)	1,941	67,760
SeaWorld Entertainment, Inc. (a)	6,608	130,310
		919,937
Household Durables: 1.6%
Installed Building Products, Inc. (a)	1,311	133,394

Insurance: 2.3%
Primerica, Inc.	570	64,490
Stewart Information Services Corp.	2,834	123,931
		188,421
IT Services: 0.7%
CACI International, Inc. - Class A (a)	274	58,406

Life Sciences Tools & Services: 1.6%
Syneos Health, Inc. (a)	2,468	131,199

Machinery: 5.6%
Colfax Corp. (a)	4,519	141,716
Evoqua Water Technologies Corp. (a)	2,546	54,026
Gates Industrial Corp. PLC (a)	12,966	144,182
Helios Technologies, Inc.	1,718	62,535
Pentair PLC	1,330	60,874
		463,333
Media: 7.1%
Cardlytics, Inc. (a)	1,244	87,789
EW Scripps Co. - Class A	16,529	189,092
Gray Television, Inc. (a)	11,414	157,171
Nexstar Media Group, Inc. - Class A	1,635	147,035
		581,087
Metals & Mining: 0.9%
SSR Mining, Inc. (a)	4,094	76,435

Oil, Gas & Consumable Fuels: 1.8%
New Fortress Energy, Inc.	3,374	148,490

Professional Services: 1.6%
Upwork, Inc. (a)	7,543	131,550

Semiconductors & Semiconductor Equipment: 7.1%
Diodes, Inc. (a)	2,006	113,239
Rambus, Inc. (a)	8,861	121,307
Semtech Corp. (a)	1,943	102,901
Silicon Motion Technology Corp. - ADR	3,130	118,251
SiTime Corp. (a)	1,553	130,499
		586,197
Software: 3.5%
Q2 Holdings, Inc. (a)	705	64,339
Rapid7, Inc. (a)	2,101	128,665
Workiva, Inc. (a)	1,691	94,290
		287,294
Specialty Retail: 3.3%
Five Below, Inc. (a)	647	82,169
Floor & Decor Holdings, Inc. - Class A (a)	1,101	82,355
National Vision Holdings, Inc. (a)	2,852	109,060
		273,584
Technology Hardware, Storage & Peripherals: 1.0%
Pure Storage, Inc. - Class A (a)	5,543	85,307

Textiles, Apparel & Luxury Goods: 1.6%
Canada Goose Holdings, Inc. (a)	4,125	132,701

Wireless Telecommunication Services: 2.1%
Boingo Wireless, Inc. (a)	10,462	106,660
Gogo, Inc. (a)	7,073	65,355
		172,015
Total Common Stocks
(cost $6,576,180)		7,503,898

Contingent Value Right - 0.0%
Media - 0.0%
Media General, Inc. (a)	1,867	19
Total Contingent Value Right (cost $0)		19

Real Estate Investment Trusts (REITs): 6.0%
Easterly Government Properties, Inc.	3,610	80,900
Essential Properties Realty Trust, Inc.	3,735	68,425
Gaming & Leisure Properties, Inc.	2,981	110,074
Physicians Realty Trust	6,510	116,594
QTS Realty Trust, Inc. - Class A	1,913	120,558
Total REITs (cost $420,815)		496,551

Total Investments - 97.1% (cost $6,996,995)		8,000,468
Other Assets and Liabilities 2.9%		236,516
Net Assets: 100.0%		$8,236,984

Percentages are stated as a percent of net assets.
(a)	No distribution or dividend was made during the period ending September 30, 2020. As such, it is classified as a non-income producing security as of September 30, 2020.
ADR - American Depositary Receipt

Country Exposure (as a percentage of total investments)
United States	90.0%
United Kingdom	4.0%
Canada	2.6%
Cayman Islands	1.5%
Bermuda	1.1%
Ireland	0.8%

The Accompanying Footnotes are an Integral Part of this Schedule of Investments

1. Significant Accounting Policies (Unaudited)
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

The Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because the Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, Bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of September 30, 2020, in valuing the Fund’s investments:

Penn Capital Special Situations Small Cap Equity Fund
Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$7,503,898	$-	$-	$7,503,898

Contingent Value Right	-	19	-	19

Real Estate Investment Trusts (REITs)	496,551	-	-	496,551

Total Investments in Securities	$8,000,449	$19	$-	$8,000,468

 (a)  All other industry classifications are identified in the Schedule of Investements for the Fund.